UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A

_________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Steel Partners Holdings L.P.

(Name of Registrant as Specified in its Charter)

Not Applicable

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

STEEL PARTNERS HOLDINGS L.P.
590 Madison Avenue, 32nd Floor
New York, New York 10022

NOTICE OF ANNUAL MEETING OF LIMITED PARTNERS
To Be Held May 23, 2024

April 11, 2024

To our Limited Partners:

You are cordially invited to attend the 2024 Annual Meeting of Limited Partners (the “Annual Meeting”) of Steel Partners Holdings L.P. (the “Company”) to be held on May 23, 2024, at 12:00 p.m. (New York Time), and any postponements or adjournments thereof. This year’s Annual Meeting will be held in a virtual meeting format only. You will be able to attend the Annual Meeting virtually and vote and submit questions during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/SPLP2024. Items of business at the Annual Meeting will be:

1.     To elect five independent directors to serve on the Board of Directors of our general partner, Steel Partners Holdings GP Inc.

2.     To approve, on a non-binding, advisory basis, the compensation of our named executive officers.

3.     To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

4.     To transact any other business as may properly come before the Annual Meeting or any postponement or adjournments of the Annual Meeting. Each holder of record is entitled to one vote for each common unit held at that time.

We have elected to take advantage of the Securities and Exchange Commission’s rule that allows us to furnish our proxy materials to our unitholders over the Internet. We believe electronic delivery will expedite the receipt of materials and, by printing and mailing a smaller volume, will reduce the environmental impact of our Annual Meeting materials and help lower our costs. On or about April 11, 2024, a notice of Internet availability of proxy materials (the “Notice of Internet Availability”) was mailed to holders of record of the Company’s LP Units, at the close of business on March 28, 2024. This Notice of Internet Availability contains instructions on how unitholders may access online the notice of the Annual Meeting (the “Notice of Annual Meeting”), the 2024 proxy statement (the “Proxy Statement”), the annual report on Form 10-K for the 2023 fiscal year (the “Annual Report” or “Annual Report on Form 10-K”) and the annual letter to stakeholders (the “Stakeholder Letter”). You will not receive a printed copy of these materials unless you specifically request one. The Notice of Internet Availability contains instructions on how to receive a paper copy of the proxy materials.

These items of business are more fully described in the attached Proxy Statement.

Your vote is important to us, regardless of whether or not you plan to attend the Annual Meeting. We encourage you to participate in the Annual Meeting, either by attending the Annual Meeting virtually or by voting online or by telephone or by completing, dating, signing and promptly returning the enclosed proxy card (if you are a record holder of LP Units) or voting instruction card (if you own LP Units in street name) in the enclosed postage-paid envelope before the Annual Meeting. This will assure that your LP Units are represented at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON MAY 23, 2024

This Notice of Annual Meeting and Proxy Statement, the Annual Report and the Stakeholder Letter are available on our website, www.steelpartners.com, under “Investor Relations — SEC Filings”.

By Order of the Board of Directors.
/s/ Warren G. Lichtenstein
WARREN G. LICHTENSTEIN
Executive Chairman

i

STEEL PARTNERS HOLDINGS L.P.

590 Madison Avenue, 32nd Floor
New York, New York 10022

PROXY STATEMENT

Annual Meeting of Limited Partners

This proxy statement (this “Proxy Statement”) is being furnished to the unitholders of Steel Partners Holdings L.P., a Delaware limited partnership (the “Company,” “we” or “us”), in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Steel Partners Holdings GP Inc., the general partner of the Company (the “General Partner”), for use at the 2024 Annual Meeting of Limited Partners of the Company (the “Annual Meeting”) to be held on May 23, 2024, at 12:00 p.m. (New York Time), and any postponements or adjournments thereof. This year’s Annual Meeting will be held in a virtual meeting format only. You will be able to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/SPLP2024, where you will be able to vote electronically and submit questions during the Annual Meeting. For more information, see “Questions and Answers about the Annual Meeting and Voting.”

At the Annual Meeting, unitholders will be asked to consider and vote on the following proposals:

1.      To elect five independent directors to serve on the Board.

2.      To approve, on a non-binding, advisory basis, the compensation of our named executive officers.

3.      To ratify the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

4.      To transact any other business as may properly come before the Annual Meeting or any postponement or adjournments of the Annual Meeting.

The Board unanimously recommends that unitholders vote “FOR” each of these proposals.

The Board has fixed the close of business on March 28, 2024 (the “Record Date”) as the record date for the determination of the holders of our limited partnership units, entitled to notice of, and to vote, at the Annual Meeting. At the close of business on the Record Date, there were 20,392,204 common units outstanding with voting rights. Each common unit entitles the holder thereof (the “unitholder”) to cast one vote on each matter submitted for a vote at the Annual Meeting. There was no other class of common units outstanding, or other limited partnership units with voting rights, outstanding as of the Record Date. Our 6.0% Series A preferred units, no par value (“Series A Preferred Units”), are limited partnership units, but do not have voting rights except on limited matters, none of which are presented for a vote of the unitholders at the Annual Meeting. Thus, when we refer to “LP Units” in this Proxy Statement, we mean common units with voting rights.

Unitholders may vote online during the virtual Annual Meeting. Alternatively, they may vote by proxy, (i) if unitholders of record, by completing the enclosed proxy card and returning it in the enclosed postage prepaid envelope or, as indicated on the proxy card, by voting on the Internet or by voting by telephone, or (ii) if beneficial owners of LP Units, by following the instructions of their bank, broker or third-party nominee on the voting instruction form.

On or about April 11, 2024, a notice of internet availability of proxy materials (the “Notice of Internet Availability”) was mailed to unitholders. This Notice of Internet Availability contains instructions on how unitholders may access online the Notice of Annual Meeting, this Proxy Statement, the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report” or “Annual Report on Form 10-K”) and the letter to stakeholders (the “Stakeholder Letter”). You will not receive a printed copy of these materials unless you specifically request one. The Notice of Internet Availability contains instructions on how to receive a paper copy of the proxy materials.

YOUR VOTE IS IMPORTANT TO US, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. WE ENCOURAGE YOU TO PARTICIPATE IN THE ANNUAL MEETING, EITHER BY ATTENDING THE ANNUAL MEETING VIRTUALLY OR BY VOTING BEFOREHAND ONLINE OR BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD (IF YOU ARE A RECORD HOLDER OF LP UNITS) OR VOTING INSTRUCTION CARD (IF YOU OWN LP UNITS IN STREET NAME) IN THE PROVIDED POSTAGE-PAID ENVELOPE BEFORE THE ANNUAL MEETING. THIS WILL ENSURE THAT YOUR LP UNITS ARE REPRESENTED AT THE ANNUAL MEETING.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I being provided with these materials?

At the Annual Meeting, unitholders will be asked to consider and cast a vote on the following matters: the election of five independent directors to the Board; the approval, on a non-binding, advisory basis, of the compensation of our named executive officers; and the ratification of the selection of our independent registered public accounting firm.

The Board does not know of any matters to be brought before the Annual Meeting other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

We are providing you with a Notice of Internet Availability and access to these proxy materials in connection with the solicitation of proxies by the Board to be used at the Annual Meeting and at any adjournment or postponement thereof. The Notice of Internet Availability will be sent to unitholders of record and beneficial holders of limited partnership units as of the Record Date starting on or about April 11, 2024. The proxy materials, including the Notice of Annual Meeting, this Proxy Statement, the Annual Report and the Stakeholder Letter (collectively, the “Proxy Materials”), will be made available to unitholders on the Internet on or about April 11, 2024.

When and where is the Annual Meeting taking place?

•        Date and Time.    The Annual Meeting will be held on May 23, 2024 at 12:00 p.m. (New York Time), and at any postponements and adjournments thereof. There will be no physical meeting location. The meeting will only be conducted via webcast.

•        Access to the Webcast of the Annual Meeting.    The webcast of the Annual Meeting will begin promptly at 12:00 p.m. (New York Time). Online access to the webcast will open approximately thirty minutes prior to the start of the Annual Meeting to allow time for you to log in and test your computer audio system. We encourage you to access the meeting prior to the start time.

•        Log-in Instructions.    To attend the Annual Meeting, log in at www.virtualshareholdermeeting.com/SPLP2024. You will need your unique control number included on your Notice of Internet Availability, your proxy card (printed in the box and marked by the arrow) or on the instructions that accompanied your Proxy Materials.

•        Submission of Questions at the Annual Meeting.    Once online access to the Annual Meeting is open, unitholders may submit questions, if any, on www.virtualshareholdermeeting.com/SPLP2024. You will need your unique control number included on your proxy card (printed in the box and marked by the arrow) or on the instructions that accompanied your Proxy Materials. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.

Who can attend the Annual Meeting?

Only holders of LP Units as of the Record Date, their proxy holders and our invited guests may attend the Annual Meeting.

What if I have technical or logistical difficulties accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting webcast log-in page.

What if I lost my control number but would like to attend the Annual Meeting?

If you lose your control number, you will still be able to log into the Annual Meeting webcast as a guest. To view the Annual Meeting webcast, please visit www.virtualshareholdermeeting.com/SPLP2024 and register as a guest. However, if you log in as a guest, you will not be able to vote your LP Units or submit questions during the Annual Meeting.

How many LP Units must be present to hold the Annual Meeting?

Only holders of record of the Company’s LP Units with voting rights at the close of business on March 28, 2024 will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 20,392,204 LP Units outstanding with voting rights (all of which were common units). In order for us to conduct the Annual Meeting, we are required to have a quorum at the Annual Meeting. A majority of the voting power of the LP Units outstanding on the Record Date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” (as defined below under “What are the effects of abstentions or ‘broker non-votes’?”) are counted as present for purposes of determining a quorum at the Annual Meeting.

As used in this Proxy Statement, consistent with the definition of such term in the Tenth Amended and Restated Agreement of Limited Partnership (the “LP Agreement”), “LP Units outstanding” excludes LP Units owned by the Company or its subsidiaries.

How many votes are required to approve each proposal, how are votes counted and how does the Board recommend I vote?

Each LP Unit entitles the holder thereof as of the Record Date to cast one vote on the following matters submitted for a vote of the unitholders at the Annual Meeting. The following sets forth the voting standards for each of the proposals, including the effects of “FOR,” WITHHOLD” and “AGAINST” votes, abstentions and “broker non-votes”. For more information on “broker non-votes,” see “What are the effects of abstentions and ‘broker non-votes’?”

Proposal 1: Election of Directors.    Pursuant to the LP Agreement, dated as of June 3, 2023, the director nominees receiving a plurality of the votes cast during the Annual Meeting will be elected to fill seats on the Board. “WITHHOLD” votes will not be counted as votes “FOR” or “AGAINST,” and “broker non-votes” will have no effect on the outcome of the election of any director nominee in this proposal. Unitholders do not have the right to cumulate their votes in the election of directors.

The Board unanimously recommends a vote “FOR” all director nominees.

Proposal 2: Approval of Named Executive Officer Compensation.    The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers requires the affirmative vote of the holders of a majority of the voting power of the outstanding LP Units entitled to vote and present in person or by proxy at the Annual Meeting. The vote is advisory and therefore not binding on the compensation committee of the Board (the “Compensation Committee”), the Board or the Company. Abstentions will be counted as votes “AGAINST,” and “broker non-votes” will have no effect on the outcome of this proposal.

The Board unanimously recommends a vote “FOR” this proposal.

Proposal 3: Selection of Independent Registered Public Accounting Firm.    Ratification of the selection of Deloitte as our independent registered public accounting firm for the year ending December 31, 2024 requires the affirmative vote of the holders of a majority of the voting power of the outstanding LP Units entitled to vote and present in person or by proxy at the Annual Meeting. The vote is advisory and therefore not binding on the audit committee of the Board (the “Audit Committee”), the Board or the Company. Abstentions will be counted as votes “AGAINST” this proposal, and there will be no “broker non-votes” for this proposal.

The Board unanimously recommends a vote “FOR” this proposal.

We have been advised that it is the intention of Steel Partners, Ltd. (“SPL”) to vote the LP Units over which it has voting power “FOR” all nominees for director in Proposal No. 1 and in favor of Proposal Nos. 2 and 3. SPL beneficially owned approximately 33.2% of our outstanding LP Units as of the Record Date. See the LP Units beneficial ownership table set forth in “LP Unit Ownership of Principal Unitholders and Management” below for information regarding the beneficial ownership of our LP Units, including those held by SPL.

How do I vote my units without attending the Annual Meeting?

•        If you are a “record holder” (meaning your LP Units are held in your own name through our transfer agent, American Stock Transfer & Trust Company, LLC, or you are in possession of unit certificates), please follow the instructions on your proxy card to indicate how you would like to vote. You may submit your vote before the Annual Meeting by: (a) Internet at www.proxyvote.com or (b) telephone by calling 1-800-690-6903. Additionally, if you received your materials for the Annual Meeting by mail and do not wish to vote by Internet or telephone, you may mail a completed proxy card, in the prepaid envelope that was provided with your Annual Meeting materials. If no specification is made on a signed and returned proxy card or voting instruction card, the LP Units represented by the proxy will be voted “FOR” the election to the Board of each of the five nominees named on the proxy card or voting instruction card, “FOR” the advisory vote on approval of the compensation of our named executive officers, “FOR” ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and, if any other matters are properly brought before the Annual Meeting, the proxy will be voted as the Board may recommend.

•        If you are a “beneficial owner” (meaning your LP Units are held for you in “street name” through a bank, broker or other nominee), please follow the instructions on the voting instruction card you received to have your LP Units voted and, if needed, to change or revoke your selection (or contact your bank, broker, or other nominee for instructions). The availability of Internet and telephone voting outside of those procedures available to record holders will depend on the voting procedures of your bank, broker or other nominee.

The Internet and telephone voting procedures are designed to authenticate unitholder identities, to allow unitholders of record to give voting instructions and to confirm that unitholders’ instructions have been recorded properly when they vote outside of the Annual Meeting. A control number, located on the proxy card, will identify unitholders of record and allow them to vote their LP Units and confirm that their voting instructions have been properly recorded. If you do vote by Internet or telephone, it will not be necessary to return your proxy card or voting instruction form.

Where available, we encourage all unitholders, whether record holders or beneficial owners, with Internet access to record their votes on the Internet or, alternatively, to vote by telephone. Internet and telephone voting is convenient, saves on postage and mailing costs and is recorded immediately, minimizing risk that postal delays may cause your vote to arrive late and therefore not be counted.

How do I vote my units virtually at the Annual Meeting?

You may vote your LP Units virtually at the Annual Meeting even if you have previously submitted your vote prior to the Annual Meeting. To vote at the Annual Meeting, log in at www.virtualshareholdermeeting.com/SPLP2024. You will need your unique control number included on your proxy card (printed in the box and marked by the arrow) or on the instructions that accompanied your Proxy Materials. If you hold your LP Units in street name, to be able to vote at the Annual Meeting, you must follow the instructions provided by your bank, broker or other nominee.

What is the deadline for voting if I do not attend the Annual Meeting?

Internet and telephone voting facilities will close at 11:59 p.m. (New York Time) on May 22, 2024 for the voting of LP Units held by record holders or beneficial owners. Mailed proxy cards with respect to LP Units held by record holders or beneficial owners must be received by us at the address set forth herein no later than May 22, 2024.

Can I revoke my vote or change my vote after I submit my proxy?

Yes, any proxy signed and returned by a unitholder or voted by telephone or via the Internet may be revoked or changed at any time before it is voted. A proxy may be revoked by:

•        sending a written notice of revocation to the Secretary of the Company, at the Company’s address set forth herein, provided such notice is received no later than May 22, 2024;

•        executing and delivering a later-dated proxy that is received no later than May 22, 2024;

•        voting again by telephone or via the Internet at a later time before the closing of the voting facilities at 11:59 p.m. (New York Time) on May 22, 2024; or

•        voting online during the virtual Annual Meeting.

Please note, however, that if you are a beneficial owner of LP Units and you wish to revoke your proxy or vote at the Annual Meeting, you must follow the instructions provided to you by your bank, broker or other nominee and/or obtain from the nominee a legal proxy issued in your name. Attendance at the virtual Annual Meeting will not, in and of itself, constitute a revocation of any previously submitted votes. In the event of multiple online or telephone votes by a unitholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the unitholder, unless such vote is revoked at the Annual Meeting according to the revocability instructions outlined above.

What are the effects of abstentions and “broker non-votes”?

If a record holder indicates on the holder’s proxy card that that the holder wishes to “withhold” or abstain from voting or a beneficial owner instructs its bank, broker or other nominee that the holder wishes to “withhold” or abstain from voting, these LP Units are considered present and entitled to vote at the Annual Meeting. Thus, these LP Units will count toward determining whether or not a quorum is present at the Annual Meeting.

Because directors are elected by a plurality of votes cast in elections, “withhold” votes will have no effect on the outcome of Proposal No. 1, concerning the election of the five nominees to our Board. Additionally, abstentions will count as votes “AGAINST” on Proposal No. 2, concerning the non-binding, advisory vote on executive compensation and Proposal No. 3, concerning the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ended December 31, 2024.

A “broker non-vote” occurs when a beneficial owner does not provide their broker with instructions as to how to vote the LP Units (“uninstructed units”) and the broker does not vote on a particular proposal because the broker does not have authority to vote on that proposal without receiving voting instructions from the beneficial owner. Brokers may not vote on “non-routine” proposals unless they have received voting instructions from the beneficial owner and, to the extent that they have not received voting instructions, brokers report such number of LP Units as “non-votes.” Each of Proposals No. 1 and 2 is considered “non-routine,” which means that brokerage firms may not vote LP Units using their discretion regarding these items on behalf of beneficial owners who have not furnished voting instructions. For Proposals No. 1 and 2, “broker non-votes” will have no effect on the outcome of these proposals; however, such uninstructed LP Units will be counted towards establishing a quorum at the Annual Meeting. Therefore, we encourage you to vote your LP Units by Internet, telephone or by signing and returning your proxy card or voting instruction card with complete voting instructions before the Annual Meeting to ensure that your LP Units will be represented and voted at the Annual Meeting, even if you cannot attend virtually.

Brokers do have authority to vote uninstructed LP Units “FOR” or “AGAINST” any “routine” proposals. Proposal No. 3 (ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ended December 31, 2024) constitutes a “routine” proposal. Accordingly, a broker may vote uninstructed LP Units “FOR” or “AGAINST” or abstain from voting on Proposal No. 3 and such votes will count towards establishing a quorum for all proposals at the Annual Meeting.

May the Annual Meeting be adjourned?

If a quorum is not present to transact business at the Annual Meeting, the Annual Meeting may be adjourned by the affirmative vote of unitholders holding at least a majority of the voting power of the outstanding LP Units entitled to vote at the Annual Meeting, represented either in person or by proxy. If the Annual Meeting is postponed or adjourned, a unitholder’s proxy may remain valid and may be voted at the postponed or adjourned Annual Meeting, but no other business may be transacted. A unitholder will still be able to revoke the unitholder’s proxy until it is voted.

Who will count the votes?

The inspector of elections appointed for the Annual Meeting will separately tabulate the relevant affirmative and negative votes, abstentions and “broker non-votes” for each proposal.

Will members of the Company’s independent registered public accounting firm be present at the Annual Meeting?

We have been advised that representatives of Deloitte will be in attendance at the Annual Meeting with the opportunity to make a statement, if so desired, and will be available to respond to appropriate questions from holders of LP Units.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

At the Annual Meeting, unitholders are being asked to elect each of five directors to serve on the Board until the 2025 Annual Meeting of Limited Partners (the “2025 Annual Meeting”) or until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal. In addition to the nominees listed below, pursuant to the LP Agreement, SP General Services LLC (“SPGS” or the “Manager”) has designated Warren G. Lichtenstein and Jack L. Howard to serve as directors effective as of the date of the Annual Meeting.

The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote “FOR” the five nominees named by the Board and listed on the following table. The Board does not expect that any of the nominees will be unavailable for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for any substitute nominees as the Board may propose.

Each of the following nominees is currently serving as a director. Each of the biographies of the nominees for election as directors below contains information regarding the person’s service as a director, business experience, public company director positions held currently or at any time during the past five years and the experience, qualifications, attributes and skills that caused the corporate governance and nominating committee of the Board (the “Corporate Governance and Nominating Committee”) and the Board to determine that the person should be nominated for election as a director of the Board at the Annual Meeting. The following information is current as of the Record Date.

Name	Age	Position with the Company	Director Since
Warren G. Lichtenstein	58	Executive Chairman	2009
Jack L. Howard	62	President, Director	2011
John P. McNiff(1)(2)(3)(4)(5)(6)	63	Director	2009
Lon Rosen(1)(2)(6)	65	Director	2017
Eric P. Karros(1)(4)	56	Director	2018
James Benenson III(1)(2)(6)	45	Director	2018
Rory Tahari(1)(4)(6)(7)	51	Director	2019

____________

(1)      Independent Director.

(2)      Member of Audit Committee.

(3)      Chairman of Audit Committee.

(4)      Member of Corporate Governance and Nominating Committee.

(5)      Chairman of Corporate Governance and Nominating Committee.

(6)      Member of Compensation Committee.

(7)      Chairwoman of Compensation Committee.

John P. McNiff has been a member of the Board since July 15, 2009. He has been Chairman of Discovery Capital Management, LLC, a multi-strategy hedge fund, since 2004. Mr. McNiff has served as a director of ICM Insurance, a New York corporation, since 1999. In 1993, Mr. McNiff co-founded Longwood Investment Advisors, Inc., a Pennsylvania corporation, and served as President from 1993 until 2005. In 1991, Mr. McNiff also co-founded Radnor Holdings Corporation, a diversified chemical manufacturer, and served as its Senior Vice President, from 1991 until 2004. From 1988 until 1991, Mr. McNiff served as Vice President of Corporate Development of Airgas, a publicly traded New York Stock Exchange (“NYSE”) company. From 1986 until 1988, Mr. McNiff was an associate at the law firm of Davis Polk & Wardwell LLP. Mr. McNiff has served on the boards of Colonial Penn Insurance Company, Lincoln Mortgage Company, Chartwell Investment Partners, Radnor Holdings Corporation, Insurance Capital Management, Cooke & Bieler and Alliance Healthcare. Mr. McNiff was the head of the board of trustees of Chestnut Hill Academy from 2007 to 2011. He is also a Sterling Fellow of Yale University and was on the board of the Jackson Institute for Global Affairs at Yale from its inception until 2019. He holds a B.A. from Yale University and a J.D. from New York University School of Law.

The Board has determined that Mr. McNiff’s extensive knowledge of securities law and financial management and his service on numerous boards qualify him to serve as a member of the Board.

Lon Rosen has been a member of the Board since December 13, 2017. Mr. Rosen has been the Executive Vice President and Chief Marketing Officer for the Los Angeles Dodgers since July 2012. Mr. Rosen previously served in the same role in 2004 to 2005. From 2005 until 2009, Mr. Rosen worked for the William Morris Agency and, from 2009 until 2011, Mr. Rosen worked for Lagardère Group. From January 2011 until July 2012, Mr. Rosen worked for Magic Johnson Enterprises. Mr. Rosen graduated from the University of Southern California in 1981. Upon graduating, Mr. Rosen worked as Director of Promotions for the Forum (Inglewood, California) and the Los Angeles Lakers from 1981 to 1987. In 1987, Mr. Rosen started his own company, First Team Marketing, which he ran until 2012. Mr. Rosen has been Magic Johnson’s personal agent since 1987 and has held a number of positions over the years in the sports and entertainment industry.

The Board has determined that Mr. Rosen’s broad business experience and managerial skills qualify him to serve as a member of the Board.

Eric P. Karros has been a member of the Board since November 1, 2018. Mr. Karros has been a television analyst for FOX Sports since 2007 and also works for the Los Angeles Dodgers as a broadcaster while also participating in speaking and community engagements. He was previously a television analyst for ESPN. Mr. Karros currently serves as an advisory board member for West Coast Sports Associates. Mr. Karros played in Major League Baseball from 1991 to 2004 for the Los Angeles Dodgers, Chicago Cubs and Oakland Athletics. Mr. Karros received a degree in economics from the University of California at Los Angeles.

The Board has determined that Mr. Karros’ leadership skills and business experience, including his membership on the advisory board of a major non-profit organization, qualify him to serve as a member of the Board.

James Benenson III has been a member of the Board since November 1, 2018. Mr. Benenson has been a director and Co-President of Summa Holdings, Inc. since 1998. He has also been director and Co-President of Industrial Manufacturing Company and Industrial Manufacturing Company International, two operating subsidiaries of Summa Holdings, Inc., for over 12 years. These three companies are a collection of global manufacturers of industrial products with over 3,500 employees in 22 countries. Mr. Benenson is a director of the Vesper Foundation, chairman of Rehearsal for Life, a theater-based youth education program in Boston, and a director of Root Capital, a non-profit lender to agricultural businesses in the developing world. He is also a member of the Young Presidents Organization. Mr. Benenson served on the Development Committee of the Alumni Council of Grace Church School in New York City and as an Associate Chair for reunion giving at The Hotchkiss School and Harvard College. Mr. Benenson received a Bachelor of Arts in History and Literature from Harvard College.

The Board has determined that Mr. Benenson’s broad business and leadership experience as well as his experience within the manufacturing industry qualify him to serve as a member of the Board.

Rory Tahari has been a member of the Board since May 17, 2019. Ms. Tahari co-founded State of Mind Partners in 2018, a strategic branding and investment firm. From 2014 to 2017, Ms. Tahari served as the Chief Executive Officer and board member of Elie Tahari, a global apparel and retail fashion brand. She currently serves as a board advisor to Omnicom’s culture-tech agency, Sparks & Honey. Ms. Tahari received a Bachelor of Arts in Broadcast Journalism from the College of Communication at Boston University.

The Board has determined that Ms. Tahari’s extensive business and leadership experience, her expertise in branding and her experience with various boards qualify her to serve as a member of the Board.

Additional Directors

In addition to the nominees listed above, pursuant to the LP Agreement, SPGS has designated Warren G. Lichtenstein and Jack L. Howard to serve as directors, effective as of the date of the Annual Meeting.

Warren G. Lichtenstein served as the Chairman of the Board of the General Partner from July 15, 2009 to February 26, 2013 and has served as Executive Chairman of the General Partner since February 2013. He served as the Chief Executive Officer of the General Partner from July 15, 2009 until February 26, 2013, at which time he became the Executive Chairman. Mr. Lichtenstein is the founder of Steel Partners and has been associated with the Company and its predecessors and affiliates since 1990. Mr. Lichtenstein has served on the board of directors of over twenty public companies. He previously served as Chairman of the Board of Handy & Harman Ltd. (formerly known as WHX Corporation) (“HNH”), a wholly-owned subsidiary of the Company which was previously Nasdaq-listed. Mr. Lichtenstein served as Chairman of the Board of Steel Connect, Inc. (formerly known as ModusLink Global Solutions, Inc.) (“Steel Connect”) from March 2013 until June 2016, at which time he was appointed Executive Chairman. Mr. Lichtenstein has served as interim Chief Executive Officer of Steel Connect since December 4, 2018, a role he previously held from March 2016 to June 2016. Mr. Lichtenstein previously served as a director of Aerojet

Rocketdyne Holdings, Inc. (“AJRD”), a NYSE-listed manufacturer of aerospace and defense products and systems with a real estate business segment, from March 2008 to July 2022, and previously served as the Chairman of the Board from March 2013 to June 2016 and as Executive Chairman from June 2016 to July 2022. Mr. Lichtenstein has served as a director of Steel Excel Inc. (“Steel Excel”), a wholly-owned subsidiary of the Company which was previously Nasdaq-listed, since October 2010 and Chairman of the Board since May 2011. In 2011, Mr. Lichtenstein founded Steel Sports, Inc., a subsidiary of Steel Excel dedicated to building a network of participatory and experience-based sports-related businesses, with a particular emphasis on youth sports. He served as a director of SL Industries, Inc. (“SLI”), a company that designs, manufactures and markets power electronics, motion control, power protection, power quality electromagnetic and specialized communication equipment, from March 2010 to June 2016 (when SLI was acquired by the Company). He previously served as a director (formerly Chairman of the Board) of SLI from January 2002 to May 2008 and served as Chief Executive Officer from February 2002 to August 2005. SLI was listed on the NYSE until its acquisition as a wholly-owned subsidiary of the Company effective June 1, 2016. Mr. Lichtenstein is also a director of the Steel Foundation and of the Federal Law Enforcement Foundation. Mr. Lichtenstein holds a Bachelor of Arts in Economics from the University of Pennsylvania.

The Board has determined that Mr. Lichtenstein’s extensive experience in corporate finance, executive management and investing, his service as a director and advisor to a diverse group of public companies and his significant operations experience in manufacturing, aerospace, defense, banking and Steel Business System (the methodology the Company uses to invest and manage its businesses) qualify him to serve as a member of the Board and lead the management of the Company.

Jack L. Howard has served as our President since July 15, 2009 and has been a member of the Board since October 18, 2011. He also served as the Company’s Assistant Secretary from July 15, 2009 until September 19, 2011 and as the Company’s Secretary from September 19, 2011 until January 2012. Mr. Howard has been associated with the Company and its predecessors and affiliates since 1993. Mr. Howard has been a Financial Industry Regulatory Authority registered broker-dealer since 1989. Mr. Howard has been a director of HNH since July 2005 and previously served as Vice Chairman of the HNH Board of Directors and Principal Executive Officer. Mr. Howard has been a director of Steel Excel since December 2007 and previously served as Vice Chairman of the Steel Excel Board and Principal Executive Officer. Since February 15, 2018, Mr. Howard has been the Executive Chairman of WebBank. He is the President of SPGS. Mr. Howard has served on the Board of Steel Connect since December 15, 2017. He currently holds the securities licenses of Series 7, Series 24, Series 55 and Series 63. Mr. Howard graduated from the University of Oregon with a Bachelor’s degree in finance.

The Board has determined that Mr. Howard’s managerial and investing experience in a broad range of businesses, as well as his service on the boards of directors and committees of both public and private companies, allow him to effectively serve as a member of the Board and lead the management of the Company.

Required Vote and Board Recommendation

If a quorum is present, the director nominees receiving a plurality of the votes cast during the Annual Meeting will be elected to our Board. Unitholders do not have the right to cumulate their votes in the election of directors.

If you indicate that you wish to “withhold” your vote from the election of any director nominee, your “withhold” vote will have no effect on the outcome of that election. If you hold your LP Units through a bank, broker or other nominee and you do not instruct them on how to vote on this proposal, your bank, broker or other nominee will not have the authority to vote your LP Units with respect to the election of directors to the Board. Therefore, such “withhold” votes and “broker non-votes” will have no effect on the outcome of the election of directors to our Board, but such LP Units will be counted for purposes of establishing a quorum.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH DIRECTOR NOMINEE.

INFORMATION CONCERNING
THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Director Independence

The Board has undertaken its annual review of director independence. During this review, the Board considered all transactions and relationships between each current director and nominee for director or any member of such person’s immediate family and the Company, its subsidiaries and affiliates. The purpose of this review is to determine whether any relationship or transaction is considered a “material relationship” that would be inconsistent with a determination that a director is independent. In assessing the independence of our directors, our Board has reviewed and analyzed the standards for independence required under the rules of the New York Stock Exchange Listed Company Manual (the “NYSE Rules”), including Section 303A.02, which includes a series of objective tests that the Board must consider in evaluating independence. These tests include, for example, that a director may not be our employee or officer, and that the director and/or entities affiliated with such director have not engaged in various types of business dealings with us. The Board affirmatively determined that each of Messrs. McNiff, Karros, Benenson and Rosen and Ms. Tahari qualifies as “independent” in accordance with the NYSE Rules.

Board Structure

The Board is currently comprised of seven members, five of whom were elected by our unitholders at our 2023 Annual Meeting of Limited Partners and two of whom were appointed by SPGS. Warren G. Lichtenstein, the Chairman and Chief Executive Officer of SPGS, served as the Chairman of the Board and Chief Executive Officer from July 2009 to February 2013 and has served as Executive Chairman since February 2013. We determined it was in the Company’s best interest to combine the roles of Chairman and Chief Executive Officer. The combined role of Chairman and Chief Executive Officer, in the case of the Company, means that the Chairman of the Board has longstanding experience in our industry and ongoing executive responsibility with the Company, particularly since SPGS is tasked with the day-to-day management of the Company. These qualities enable the Board to better understand the Company and work with management to enhance unitholder value. In addition, the Board believes that this structure allows it to fulfill its risk oversight responsibilities more effectively and enhances the ability of the Chairman and Chief Executive Officer to communicate the view of the Board to management.

We do not have a Lead Independent Director. Rather, the Company’s five independent directors, who are the sole members of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee, provide strong independent leadership for each of these committees. The independent directors also meet in executive session at least twice a year and otherwise from time to time, as deemed appropriate in their discretion, in their various capacities. In addition, the three independent directors who comprise the Audit Committee meet in executive session with our outside independent registered public accounting firm on a regular basis.

The Company is managed by SPGS pursuant to the terms of the Sixth Amended and Restated Management Agreement, by and between Steel Services Ltd. (“Steel Services”), a wholly-owned subsidiary of the Company, and SPGS (the “Management Agreement”). For more information on the Management Agreement, see “Transactions with Related Persons — Certain Relationships and Related Transactions — Management Agreement” below. Since its founding in 1990, SPGS (including its affiliates) has focused on increasing value for investors in the entities it has managed, including the Company.

Board Risk Oversight

Our Executive Chairman, Warren G. Lichtenstein, and other executive officers are responsible for the day-to-day risk management of the Company. In addition, our Board, under the leadership of our Executive Chairman and with the crucial input of our President, Jack L. Howard, actively oversees these activities through the full Board and each of the Board’s committees. The Board is responsible for the Company’s general risk management strategy and the most significant risks — including environmental, safety, litigation and cybersecurity risks — that the Company regularly faces, and considers and evaluates the services under the Management Agreement and oversees succession planning issues. The Board also ensures that management implements appropriate risk mitigation strategies. Further, management regularly provides to, and actively engages in discussions with, the Board operational and strategic presentations that include considerations for the Board of the challenges of and risks to the Company’s businesses.

Each of the Board’s committees also considers and oversees the risks that fall within its scope of responsibility. For example, the Audit Committee receives updates from the appropriate executives on the primary cybersecurity risks facing the Company and the measures the Company is taking to mitigate such risks. The Audit Committee also oversees legal and compliance matters, assesses the adequacy of the Company’s risk-related internal controls, and periodically reviews and discusses the process the Company undertakes with respect to monitoring and controlling its major financial risk exposures. The Internal Audit team reports functionally and administratively to our Chief Financial Officer, as well as directly to the Audit Committee. Our Internal Audit team also assists in monitoring, assessing and developing the Company’s overall risk management strategy, including by helping to implement sufficient internal controls and ensuring that the Company successfully fulfills its financial record-keeping objectives. The Compensation Committee considers risk and analyzes our executive compensation programs to ensure SPGS is providing incentives to appropriately reward our executive officers for making contributions to our growth without engaging in undue risk-taking. The Corporate Governance and Nominating Committee oversees risks related to Board size, composition and effectiveness, director skills, experience and diversity, corporate governance policies and practices, and matters of public policy significantly affecting the Company.

Annual Meeting Attendance

We strongly encourage directors to attend our annual meetings of Limited Partners. All of the directors of the Board attended our virtual 2023 Annual Meeting of Limited Partners held on June 1, 2023.

Meetings of the Board

During 2023, the Board met 13 times. Each director attended at least 75% of the aggregate number of meetings of the Board and the meetings held by each of the Board’s committees during the period such director served on the Board or applicable committee during 2023.

Committees of the Board

Standing committees of the Board consist of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. Each standing committee operates under a written charter approved by the Board. Each of the charters of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee is available on our website at www.steelpartners.com/corporate-governance/.

Audit Committee

The members of the Audit Committee are John P. McNiff (Chairman), Lon Rosen and James Benenson III. After reviewing the qualifications of the current members of the Audit Committee, as well as any relationships they may have with the General Partner that might affect their independence from the General Partner, the Board has determined that (i) all current Audit Committee members are “independent” as such concept is defined under the SEC rules and NYSE Rules applicable to board membership generally and audit committee members specifically, (ii) all current Audit Committee members are “financially literate” within the meaning of the NYSE Rules, and (iii) Mr. McNiff has “accounting or related financial management expertise” within the meaning of the NYSE Rules and qualifies as an “audit committee financial expert” as such term is defined under the applicable SEC rules. Unitholders should understand that this designation is a disclosure requirement of the SEC related to the experience and understanding of Mr. McNiff with respect to certain accounting and auditing matters. The designation of audit committee financial expert does not impose upon Mr. McNiff any duties, obligations or liabilities that are greater than are generally imposed on any such director as a member of the Audit Committee and the Board and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liabilities of the other members of the Audit Committee or the Board.

The Audit Committee’s duties and responsibilities include, but are not limited to, the following:

•        assisting the full Board in its general oversight of our financial reporting, internal controls and audit functions, and compliance with legal and regulatory requirements;

•        the appointment (including the qualifications and independence), compensation, retention, evaluation and oversight of our independent registered public accounting firm, which reports directly to the Audit Committee;

•        reviewing with management and our independent registered public accounting firm our financial statements and related disclosures contained in Exchange Act filings;

•        reviewing our system of internal controls and internal audit function;

•        reviewing and discussing with management our guidelines and policies with respect to risk assessment and management;

•        overseeing the Company’s environmental, social and governance financial reporting disclosures; and

•        reviewing with management and our independent registered public accounting firm any legal and regulatory matters that may have a material effect on the Company’s financial statements or related compliance policies.

In addition, any related person transaction, excluding certain limited compensation matters involving our directors or executive officers, which are delegated to the Compensation Committee, must be reviewed and approved by the Audit Committee or another independent body of the Board. The Audit Committee met seven times during 2023.

Compensation Committee

The members of our Compensation Committee are Rory Tahari (Chairwoman), John P. McNiff, James Benenson III and Lon Rosen. All current members of the Compensation Committee are “independent” as such concept is defined under the SEC rules and NYSE Rules, and are “non-employee directors” as defined in Rule 16b-3 under the Exchange Act.

The Compensation Committee’s duties and responsibilities include, but are not limited to, the following:

•        reviewing our general compensation philosophy and overseeing the development and implementation of compensation programs;

•        reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer and the executive officers, unless delegated under the Management Agreement;

•        reviewing and recommending to the full Board incentive compensation and equity plans and overseeing such plans, unless delegated under the Management Agreement;

•        reviewing and making recommendations to the full Board regarding employment agreements and severance arrangements; and

•        reviewing and recommending to the full Board the form and amount of cash and equity compensation to be paid or awarded to our executive officers and non-employee directors.

The Compensation Committee Charter also provides that the Compensation Committee may delegate certain duties to a subcommittee and may retain and obtain the advice of a compensation consultant and other advisors as necessary. For information on the role of the Manager in setting our executive compensation, see “Executive Compensation — Compensation Governance.” The Compensation Committee met eight times during 2023.

Compensation Governance

Role of the Manager and Compensation Committee

Each year, the Manager, through Mr. Lichtenstein as Executive Chairman of the Company, provides an assessment of the performance of each executive officer of the Company whose services are not being provided pursuant to the Management Agreement during the prior year. The Manager then recommends to the Compensation Committee the compensation to these individuals, which is then determined by the Compensation Committee. The recommendations of the Executive Chairman of the Company are based on numerous factors, including:

•        corporate and individual performance;

•        current economic conditions; and

•        leadership competencies.

Hedging Policy

Our insider trading policy forbids all of our executive officers and directors, as well as certain corporate-level employees, from entering into hedging or monetization transactions, such as zero-cost collars and forward sale contracts, which allow such individuals to continue to own Company securities without the full risks and rewards of ownership, except in limited circumstances with the prior approval of the designated compliance officer.

Corporate Governance and Nominating Committee

The members of our Corporate Governance and Nominating Committee are John P. McNiff (Chairman), Eric P. Karros and Rory Tahari. All current members of the Corporate Governance and Nominating Committee are “independent” as that concept is defined in the applicable NYSE Rules.

The Corporate Governance and Nominating Committee’s duties and responsibilities include, but are not limited to, the following:

•        determining and recommending to the full Board the criteria to be considered in selecting new directors;

•        reviewing the qualifications of potential nominees for Board membership and recommending such nominees to the full Board;

•        considering and making recommendations to the full Board concerning director nominations submitted by unitholders;

•        reviewing and recommending to the full Board the size, structure and composition of our Board, and the size, structure, functions, responsibilities, membership and meetings of each of the Board’s committees;

•        developing and making recommendations to the full Board on matters concerning corporate governance, including the corporate governance principles for the Company;

•        overseeing the Company’s policies and practices concerning political contributions and lobbying activities;

•        overseeing shareholder engagement; and

•        overseeing the evaluation of the Board and management.

In addition, the Corporate Governance and Nominating Committee determines and recommends to the full Board, on an annual basis, which directors are “independent” as defined in the SEC rules and NYSE Rules applicable to board membership generally and committee membership specifically. The Corporate Governance and Nominating Committee also reviews and discusses any direct or indirect relationships between the Company and a director, and considers whether such relationships or other facts or circumstances would potentially interfere with that director’s exercise of independent judgment in carrying out their responsibilities as a director. The Corporate Governance and Nominating Committee met two times during 2023.

Consideration of Director Nominees; New Nominees for Director

Director Qualifications

The Corporate Governance and Nominating Committee aims to identify and evaluate nominees for director who will contribute to our overall corporate goals and objectives. In making such evaluations, both for incumbent nominees and new nominees, the Corporate Governance and Nominating Committee generally considers a nominee’s character, judgment, business experience, personal and professional background, areas of expertise and contribution to diversity of the Board in light of its then-current composition and the Corporate Governance and Nominating Committee’s assessment of the perceived needs of the Board. The Corporate Governance and Nominating Committee also reviews the qualifications of each potential director nominee not only to determine their individual strengths, but also their potential contribution to the Board as a group. In so doing, the Corporate Governance and Nominating Committee considers the level of the potential nominee’s commitment to actively participating as a director, both at Board and applicable Board committee meetings and otherwise.

The director nominee evaluation process involves a review of background materials, internal discussions and interviews with selected nominees, as the Corporate Governance and Nominating Committee and/or the Board deems appropriate. In evaluating and selecting director nominees, the Corporate Governance and Nominating Committee assesses each nominee against the criteria detailed in the Company’s Governance Guidelines. While the Company does not have a formal policy on diversity, the Corporate Governance and Nominating Committee evaluates incumbent directors and potential director nominees in light of a variety of viewpoints, backgrounds and experiences. In particular, the Corporate Governance and Nominating Committee considers a director or director nominee’s professional expertise and skills, gender, ethnicity, race and geographic representation.

Other than with respect to Messrs. Lichtenstein and Howard, who were designated by SPGS to serve on our Board pursuant to the LP Agreement, the Corporate Governance and Nominating Committee does not use different standards to evaluate nominees depending on whether such nominees are proposed by our directors and management, by our unitholders, or other referral source. When appropriate, the Corporate Governance and Nominating Committee may retain executive recruitment firms, consultants or third-party search firms to help identify and evaluate potential suitable candidates. After its evaluation of potential director nominees, the Corporate Governance and Nominating Committee submits and recommends its chosen director nominees to the full Board for approval.

Unitholder Nominees

The Corporate Governance and Nominating Committee will consider unitholder recommendations for director nominees. For more information on this process, see “Deadline for Submission of Limited Partner Proposals for 2025 Annual Meeting of Limited Partners.” If a unitholder’s recommendation is received within the required time period and the unitholder has met the submission criteria, the Corporate Governance and Nominating Committee will evaluate the unitholder’s director nominee along with the other nominees under evaluation, in accordance with the Corporate Governance and Nominating Committee’s charter, the Company’s Corporate Governance Guidelines and other applicable corporate governance principles. The Corporate Governance and Nominating Committee will also apply the criteria described under “Consideration of Director Nominees; New Nominees for Director — Director Qualifications” above.

Communication with the Board

Unitholders and other interested parties may contact a director or directors of the Board, including the chairperson of the Audit Committee, the Compensation Committee or the Corporate Governance and Nominating Committee, or the non-management or independent directors, either individually or as a group, by mail to: Board of Directors, c/o Corporate Secretary, Steel Partners Holdings L.P., 590 Madison Avenue, 32nd Floor, New York, New York 10022. Once received, a Company employee will forward these letters directly to the appropriate director(s) of the Board. We reserve the right not to forward to the Board any abusive, threatening or otherwise inappropriate materials.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of its directors, officers and employees. The Code of Conduct is reasonably designed to deter wrongdoing and to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) compliance with applicable governmental laws, rules and regulations, (iii) the prompt internal reporting of violations of the Code of Conduct to appropriate persons identified in the Code of Conduct and (iv) accountability for adherence to the Code of Conduct. The Code of Conduct is available on the Company’s website at www.steelpartners.com/corporate-governance/. Amendments to the Code of Conduct and any grant of a waiver from a provision of the Code of Conduct requiring disclosure under the applicable SEC rules and NYSE Rules will be disclosed on the Company’s website at www.steelpartners.com/corporate-governance/.

Corporate Governance Guidelines

The General Partner has adopted a set of corporate governance guidelines that applies to all of our directors, officers, employees and representatives. Our Corporate Governance Guidelines are available on our website at www.steelpartners.com/corporate-governance/.

LP Unit Ownership Guidelines

We recognize the importance of aligning our executive officers and senior management’s interests with those of our unitholders. As a result, the Board has established LP Unit ownership guidelines for our executive officers and certain senior management members. Under these guidelines, executive officers and certain senior management members are expected to accumulate and hold LP Units having a fair market value equal to the multiple of their base salary, as shown in the table below.

Required Multiple
Corporate Management
Corporate Executive Officers participating in the Long Term Incentive Plan, or LTIP	3x
Key Staff participating in the LTIP	1x

Operating Company Senior Management
Operating Company Presidents	1x
Senior Leadership Team participating in the LTIP	0.5x

Each employee to whom these guidelines apply, has five years from the date such employee is initially invited to participate in the LTIP to comply with the guidelines. Until such employee meets his or her required ownership, such employee is required to retain 100% of their net, after tax LP Units issued pursuant to awards under the Company’s equity incentive plans.

LP UNIT OWNERSHIP OF PRINCIPAL UNITHOLDERS AND MANAGEMENT

The following table presents certain information regarding the beneficial ownership of our LP Units as of March 28, 2024, by (a) each person known to us to own beneficially 5% or more of our outstanding LP Units, (b) each director of the General Partner, (c) each “named executive officer” of the General Partner and (d) all directors and executive officers of the General Partner as a group.

The percentage of beneficial ownership for the table is based on 20,392,204 LP Units outstanding as of March 28, 2024, exclusive of treasury units. To our knowledge, except under community property laws where applicable or as otherwise noted by footnote, the persons and entities named in the table below have sole voting and sole investment power over the LP Units shown as beneficially owned by them. Unless otherwise indicated in the footnotes to the table below, each beneficial owner listed below maintains a mailing address of c/o Steel Partners Holdings L.P., 590 Madison Avenue, 32nd Floor, New York, New York 10022.

The number of LP Units beneficially owned by each unitholder is determined under SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, beneficial ownership includes those LP Units over which the unitholder has sole or shared voting or investment power, which includes the power to vote or dispose of or to direct the voting or disposition of such LP Unit. More than one person may be deemed to be a beneficial owner of the same LP Units, and a person may be deemed to be a beneficial owner of LP Units as to which such person has no economic interest.

A person is also deemed to be a beneficial owner of any LP Units which that person has the right to acquire within 60 days of March 28, 2024, including through the exercise of an option or other convertible security or, in the case of an executive officer or director, upon termination of such individual’s service other than for death, disability or involuntary termination. For certain directors or executive officers below, we also include in the number of LP Units beneficially owned restricted LP Units as to which the person may exercise full voting rights, regardless of their vesting timeline. The “Percentage of Units Outstanding” column below treats as outstanding for each director or named executive officer (as well as all the directors and executive officers as a group) all LP Units underlying (i) unvested restricted LP Units as to which the individual director or named executive officer (or the directors and executive officers as a group) may exercise full voting rights as of March 28, 2024, regardless of their vesting timeline, and (ii) unvested restricted LP Units held by that individual director or named executive officer (and for all directors and executive officers as a group), where acquirable within 60 days of March 28, 2024. Other than for the calculation of all directors and executive officers as a group, the “Percentage of Units Outstanding” column does not treat as outstanding for computation purposes LP Units underlying equity awards held by other unitholders.

The table below does not include ownership of the Series A Preferred Units, because they do not have voting rights, except on limited matters. However, ownership of Series A Preferred Units is disclosed in footnotes to the table.

Name of Beneficial Owner	LP Units Beneficially Owned
	Number of Units(1)	Percentage of Units Outstanding(1)(2)
Directors and Named Executive Officers:
Jack L. Howard(3)	6,142,546	30.1%
Warren G. Lichtenstein(4)	9,564,451	46.9%
John P. McNiff(5)	188,822	*
Lon Rosen(6)	25,196	*
James Benenson III(7)	161,311	*
Eric P. Karros(8)	42,581	*
Rory Tahari(9)	20,886	*
Joseph Martin	12,190	*
Directors and executive officers as a group (10 persons)(10)	16,157,983	79.2%
5% Unitholders:
Steel Partners, Ltd.(11)	6,764,428	33.2%

____________

(1)      Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to the LP Units. See the narrative disclosure preceding the table.

(2)      Absent banking regulatory approval, voting rights are forfeited with respect to all LP Units in excess of 9.9% (other than the General Partner, the Manager or their respective affiliates), and such LP Units may not be voted on any matter and will not be considered to be outstanding when sending notices of a meeting of unitholders (unless otherwise required by law), calculating required votes, determining the presence of a quorum or for other similar purposes.

(3)      Consists of the following: (i) 2,071,621 LP Units held directly by Mr. Howard, including LP Units held by an entity that is 100% controlled by him; (ii) 1,551,652 LP Units owned by the II Trust; (iii) 755,938 LP Units owned by the III Trust; (iv) 1,648,540 LP Units owned by the Article V Trust; (v) one LP Unit owned by SPH SPV-I LLC (“SPH SPV”); and (vi) 114,794 LP Units owned by EMH Howard, LLC (“EMH”). Mr. Howard is the trustee of the II Trust, the III Trust and the Article V Trust and the managing member of EMH. Accordingly, Mr. Howard may be deemed to have investment and voting power with respect to the LP Units held by the II Trust, the III Trust, the Article V Trust, and EMH. Mr. Howard does not have a pecuniary interest in the LP Units owned by the II Trust, the III Trust or the Article V Trust and disclaims beneficial ownership of the LP Units owned by EMH, except to the extent of his pecuniary interest therein. The LP Units beneficially owned by Mr. Howard exclude 312.5 LP Units owned directly by his spouse and 3,000 LP Units owned directly by his adult children. Mr. Howard does not have voting or dispositive power over such LP Units and specifically disclaims beneficial ownership of such LP Units. In addition, Mr. Howard holds directly 114,516 Series A Preferred Units, and EMH holds 87,649 Series A Preferred Units.

(4)      Consists of the following: (i) 793,636 LP Units held directly by Mr. Lichtenstein; (ii) 2,254,162 LP Units owned by WGL Capital LLC (“WGL”), a subsidiary of SPL; (iii) 4,510,266 LP Units owned by SPL; and (iv) 2,006,387 LP Units owned by SPH SPV, including 1 LP Unit held in Mr. Howard’s sub-account with SPHS PV. Mr. Lichtenstein is the manager of WGL, the Chief Executive Officer of SPL and the managing member of SPH SPV. Accordingly, Mr. Lichtenstein may be deemed to have investment and voting power with respect to the LP Units owned by WGL, SPL and SPH SPV. Mr. Lichtenstein disclaims beneficial ownership of the LP Units owned by WGL, SPL and SPH SPV, except to the extent of his pecuniary interest therein. The LP Units beneficially owned by Mr. Lichtenstein exclude 20,000 LP Units owned directly by his son. Mr. Lichtenstein does not have voting or dispositive power over such LP Units and specifically disclaims beneficial ownership of such LP Units. In addition, Mr. Lichtenstein holds directly 416,948 Series A Preferred Units.

(5)      Consists of the following: (i) 69,655 LP Units held directly by Mr. McNiff; (ii) 45,816 LP Units owned by the John and Evelyn McNiff Trust (the “McNiff Trust”); and (iii) 73,351 LP Units owned by the Evelyn B Olin Irrevocable Trust (the “Olin Trust”). Mr. McNiff is a co-trustee of the McNiff Trust and a co-trustee of the Olin Trust. Accordingly, Mr. McNiff may be deemed to have investment and voting power with respect to the LP Units held by the McNiff Trust and the Olin Trust. Mr. McNiff disclaims beneficial ownership of the LP Units owned by the McNiff Trust and the Olin Trust, except to the extent of his pecuniary interest therein.

(6)      Consists of 25,196 LP Units owned by a family trust of which Mr. Rosen is the trustee. Accordingly, Mr. Rosen indirectly beneficially owns the LP Units held by such trust.

(7)      Consists of (i) 20,886 LP Units held directly by Mr. Benenson and (ii) 140,425 LP Units held directly by Summa Holdings, Inc. (“Summa”), an entity controlled by Mr. Benenson. Mr. Benenson may be deemed to have investment and voting power with respect to the LP Units held by Summa. Mr. Benenson disclaims beneficial ownership of the LP Units held by Summa, except to the extent of his pecuniary interest therein.

(8)      Consists of 42,581 LP Units owned by a family trust of which Mr. Karros is a trustee. Accordingly, Mr. Karros indirectly beneficially owns the LP Units held by such trust.

(9)      Consists of 20,886 LP Units beneficially owned by Ms. Tahari.

(10)    Consists of LP Units beneficially owned as of March 28, 2024 by all directors of the General Partner (including Messrs. Lichtenstein and Howard), and our executive officers.

(11)    Consists of the following: (i) 4,510,266 LP Units owned by SPL; and (ii) 2,254,162 LP Units owned by WGL. SPL is the sole member of WGL. Mr. Lichtenstein is the Chief Executive Officer of SPL and the manager of WGL. Accordingly, Mr. Lichtenstein and SPL may be deemed to have shared investment and voting power with respect to the LP Units owned by SPL and Mr. Lichtenstein, SPL and WGL may be deemed to have shared investment and voting power with respect to the LP Units owned by WGL. Mr. Lichtenstein disclaims beneficial ownership of the LP Units owned by SPL, except to the extent of his pecuniary interest therein, and each of Mr. Lichtenstein and SPL disclaims beneficial ownership of the LP Units owned by WGL, except to the extent of his or its pecuniary interest therein.

TRANSACTIONS WITH RELATED PERSONS

Related Person Transactions Policy and Procedures

The LP Agreement provides specific standards for the approval of affiliated transactions between the Manager or its affiliates, or any director of the Board, on the one hand, and the Company, on the other, and the resolution of any related conflicts of interest. Pursuant to the LP Agreement, any such transaction is deemed not a breach of the LP Agreement or other legal duty if (i) approved by a majority of disinterested directors of the Board, the Audit Committee or another conflicts committee established by the Board; (ii) approved by the vote of the holders of a majority of the voting power of outstanding voting units (excluding voting units owned by us, the General Partner and persons that we and the General Partner control); (iii) on terms no less favorable to us than those generally being provided to or available from unrelated third parties; or (iv) fair and reasonable to us, taking into account the totality of the relationships between the parties involved (including other transactions that may be or have been particularly favorable or advantageous to us). Among other relevant factors, the majority of disinterested directors, the Audit Committee or another conflicts committee established by the Board will consider: the size of the transaction and the amount payable to a related person; the nature of the interest of the applicable related person; whether the transaction may involve a conflict of interest; and whether the transaction involves the provision of goods or services to us that are available from unaffiliated third parties.

Certain Relationships and Related Transactions

We describe in this section all reportable related person transactions to which we were or have been party since January 1, 2023.

Management Agreement and Related Arrangements with the Manager

Overview of the Management Agreement

The Management Agreement provides that the Manager is responsible for managing our affairs. Under the Management Agreement, subject to the supervision of the Board, the Manager provides management services, including providing the services of the Executive Chairman and President of the General Partner, to the “managed entities,” which includes us, certain of our subsidiaries (namely, Steel Services, SPH Group LLC and SPH Group Holdings LLC) and certain entities that the Manager designates as a “managed entity” from time to time.

Messrs. Lichtenstein and Howard, who are employees of the Manager and/or one or more of its affiliates, do not receive cash compensation from us or any of our wholly-owned subsidiaries for serving as our executive officers. Warren G. Lichtenstein, our Executive Chairman, is the Chief Executive Officer of the Manager. Jack L. Howard, our President, is also President of the Manager. The Manager has informed us that it cannot identify the portion of the compensation awarded to Messrs. Lichtenstein and Howard by the Manager and/or its affiliates, that relates solely to their services to us because the Manager does not compensate its employees specifically for such service.

Management Fee

The Company is managed by the Manager, pursuant to the terms of the Management Agreement, which received a fee at an annual rate of 1.5% of total partners’ capital (the “Management Fee”), payable on the first day of each quarter and subject to quarterly adjustment. In addition, the Company may issue to the Manager partnership profits interests in the form of incentive units, which will be classified as Class C common units of the Company, upon exceeding a baseline equity value per common unit, which is measured as of the last day of each fiscal year. The Manager earned a Management Fee of $12,490,000 (net of reimbursements for use of Company assets of $150,236) for the fiscal year ended December 31, 2023.

The Manager will compute each installment of the Management Fee as of the last day of the immediately preceding quarter with respect to which the Management Fee is due. A copy of the computations made by the Manager to calculate such installment is to be promptly delivered to the Audit Committee for informational purposes only. At the request of the Manager, we are to advance from time to time to the Manager or its designees the amount of any Management Fee for such quarter based on the Manager’s good faith estimate of the Management Fee for the quarter pending the final determination of the Management Fee for such quarter. Upon such delivery of the final computation of the Management Fee for that quarter, after taking into account any advances to the Manager or its designees, the amount due (i) to the Manager or its designees by us or (ii) to us by the Manager or its designees is to be paid no later than the first day of the next fiscal quarter following the fiscal quarter in which the final Management Fee computation was delivered to us.

Reimbursable Expenses

We, through the managed entities, bear, or reimburse the Manager or its designees with respect to, all reasonable costs and expenses of the managed entities, the Manager, the General Partner or their affiliates, including but not limited to: travel, legal, tax, accounting, auditing, consulting, administrative, compliance, investor relations costs related to being a public entity rendered for the managed entities or the General Partner as well as expenses incurred by the Manager and the General Partner which are reasonably necessary for the performance by the Manager of its duties and functions under the Management Agreement and certain other expenses incurred by managers, officers, employees and agents of the Manager or its affiliates on behalf of the managed entities. The Manager will prepare and deliver from time to time a statement documenting the expenses of the managed entities and the expenses incurred by the Manager on behalf of the managed entities. We, through the managed entities, must reimburse to the Manager or its designees expenses incurred by and payable to the Manager within 30 days following the date of delivery of such statement. The Manager incurred reimbursable expenses of $4,623,000 for the fiscal year ended December 31, 2023 in connection with its provision of services under the Management Agreement, the substantial majority of which was for business-related air travel.

Devotion of Time and Additional Activities

The Manager must devote such time and personnel to the management of the managed entities as it reasonably deems necessary and appropriate from time to time. The Manager may provide services similar or identical to those it provides to us to other persons and entities, including to those whose business is substantially similar to the managed entities.

The Manager and its members, officers, employees, agents and affiliates are not prevented from buying, selling or trading for its or their own account. The Manager and any person affiliated or associated with the Manager may contract and enter into transactions with the managed entities, and any unitholder, or any person the securities of which are held by or for the account of the managed entities, may have an interest in any such transactions, except to the extent prohibited by applicable law.

Restrictions

The Manager may not, without the consent of the independent directors of the Board, consummate any transaction on behalf of the managed entities which would involve the purchase or sale by any of the managed entities of any interest or asset in which the Manager has a direct or indirect ownership interest or as would constitute an actual or potential conflict of interest for the Manager.

Term and Termination

The Management Agreement was automatically renewed on December 31, 2023 and will be automatically renewed thereafter for successive one-year terms unless otherwise determined at least 60 days prior to each renewal date by a majority of the independent directors.

We may terminate the Management Agreement effective upon 30 days’ prior written notice of termination from us to the Manager if (i) the Manager materially breaches any provision of the Management Agreement and such breach continues for a period of more than 30 days after written notice thereof specifying such breach and requesting that the same be remedied in such 30-day period, (ii) the Manager engages in any act of fraud, misappropriation of funds or embezzlement against any managed entity, (iii) there is an event of gross negligence or willful misconduct on the part of the Manager in the performance of its duties under the Management Agreement, (iv) there is a commencement of any proceeding relating to the Manager’s bankruptcy or insolvency, (v) there is a dissolution of the Manager, or (vi) there is a change of control of the Manager, not consented to by us pursuant to the Management Agreement.

The Manager may terminate the Management Agreement effective upon 60 days’ prior written notice of termination to us in the event that the managed entities default in the performance or observance of any material term, condition or covenant contained in the Management Agreement and such default continues for a period of 30 days after written notice thereof specifying such default and requesting that the same be remedied in such 30-day period.

The Manager may terminate the Management Agreement in the event any of the managed entities becomes regulated as an “investment company” under the Investment Company Act of 1940, as amended, with such termination deemed to have occurred immediately prior to such event.

The Manager may terminate the Management Agreement at any time immediately effective upon written notice of termination to us in the event that the election of the majority of the directors of the Board that were originally elected and approved by the Manager no longer constitute a majority of the directors of the Board, unless their replacements or successors were approved by the Manager.

Incentive Units

On January 7, 2015, the Company and SPH SPV entered into that certain Incentive Unit Agreement (the “Incentive Unit Agreement”), effective as of May 11, 2012, to restate the provisions related to the Incentive Units from the Management Agreement without substantive change. SPH SPV had previously been assigned the Incentive Unit Agreement by SPGS. Pursuant to the Incentive Unit Agreement, SPH SPV receives Incentive Units based on our performance. On February 18, 2022, the Company and SPH SPV entered into an amendment to the Incentive Unit Agreement to extend the term for payout of any earned Incentive Units to accommodate the possible need for approval under the Hart-Scott-Rodino Antitrust Improvement Acts of 1976 (“HSR Act”).

Effective May 11, 2012, the Company issued to the Manager partnership profits interests in the form of Incentive Units which entitle the holder generally to share in 15% of the increase in the equity value of the Company, as calculated for the 20 trading days prior to each year end. The Incentive Units’ share of such appreciation is reflected by classifying a portion of the Incentive Units as Class C units of the Company (“Class C Units”). If there has been no such increase in the equity value for a year, no portion of the Incentive Units will be classified as Class C Units for that year. The Class C Units have the same rights as the LP Units, including, without limitation, with respect to partnership distributions and allocations of income, gain, loss and deduction, in all respects, except that liquidating distributions made by the Company to such holder may not exceed the amount of its capital account allocable to such Class C Units and such Class C Units may not be sold in the public market, until they have converted into LP Units. At such time that the amount of the capital account allocable to a Class C Unit is equal to the amount of the capital account allocable to an LP Unit, such Class C Unit shall convert automatically into an LP Unit. The number of Incentive Units outstanding is equal to 100% of the sum of the LP Units outstanding (including LP Units held by partially owned subsidiaries). The Company shall make any adjustment that it determines is equitably required by reason of the raising of new capital, including, without limitation, adding such new capital to the baseline equity value per common unit to the extent that the issue price of the new LP Units exceeds the baseline equity value per common unit.

If any issuance of LP Units, options, convertible securities or any other right to acquire LP Units by us results in an increase in the number of LP Units outstanding on a fully diluted basis as compared to the number outstanding as of the date of the most recent issuance (or, in the case of the first issuance, since the initial Incentive Unit grant date), the number of Incentive Units will be increased so that as of the date of the increase of the number of Incentive Units, after taking into account the number of outstanding LP Units on a fully diluted basis and the increase in the number of Incentive Units since the initial Incentive Units grant date, the number of outstanding Incentive Units (in the aggregate) is equal to 100% of the sum of the LP Units outstanding (including LP Units held by partially owned subsidiaries), on a fully diluted basis. Each Incentive Unit shall otherwise be subject to the same terms, unless the Manager otherwise agrees.

For the increase in the equity value of the partnership in the fiscal year ended December 31, 2022, 200,253 Class C Units were issued on March 21, 2023 which were subsequently automatically converted into the same number of LP Units. The Company did not issue Class C Units for the fiscal year ended December 31, 2023.

Steel Services Ltd. Agreements

Effective May 11, 2016, SP Corporate Services LLC (“SP Corporate”) merged with and into SPH Services, Inc. (“SPH Services”) and the name of SPH Services was changed to Steel Services. Management services agreements with and/or assigned to SP Corporate or SPH Services are now with, and services are furnished by, Steel Services.

Under such management services agreements, Steel Services provides services, which included assignment of C-Level management personnel, legal, tax, accounting, treasury, consulting, auditing, administrative, compliance, environmental, health and safety, human resources, marketing, investor relations, operating group management and other similar services to the Company and some of our wholly-owned subsidiaries and certain non-wholly-owned entities. The below sets forth services agreement with non-wholly-owned entities.

J. Howard, Inc. and SPL

Effective January 1, 2012, Steel Services entered into management services agreements with J Howard, Inc., SPL and certain of SPL’s affiliates. J Howard, Inc. is 100% controlled by Jack L. Howard, our President, and SPL is a significant beneficial owner of the Company, as referenced in the LP Units beneficial ownership table set forth in “LP Unit Ownership of Principal Unitholders and Management.” The agreements with J Howard, Inc., SPL and SPL’s affiliates provide for a monthly fee of $3,197 for J Howard, Inc. and $77,137 for SPL and SPL’s affiliates, which fees are adjustable annually upon agreement by the parties or at other times upon amendment to the management services agreement.

EXECUTIVE OFFICERS OF THE COMPANY

For biographical information regarding Mr. Lichtenstein, our Executive Chairman, and Mr. Howard, our President, see “Additional Directors” under Proposal No. 1 — Election of Directors.

Joseph Martin, age 47, serves as our Chief Administrative Officer and Chief Legal Officer since June 2023. Mr. Martin previously served as the General Counsel and Corporate Secretary of Clover Health Investments, Corp. from March 2022 until June 2023 where he oversaw the legal, compliance, business development and cyber security functions. From August 2020 to March 2022, Mr. Martin served as General Counsel of Steel Holdings and General Counsel and Chief Compliance Officer of Steel Connect, where, in each case, he oversaw the legal and compliance functions. Mr. Martin also held several legal and compliance-focused positions at Louisiana-Pacific Corporation from September 2018 to August 2019, including Interim General Counsel and Secretary from May 2019 to August 2019, and General Counsel for the OSB and EWP division from September 2018 to May 2019. From July 2009 to September 2018, Mr. Martin held several positions at Georgia-Pacific LLC, including Assistant General Counsel and Assistant Secretary. Mr. Martin holds a B.A. in Economics and History from the University of California, Berkeley, and a J.D. from Harvard Law School.

Ryan O’Herrin, age 45, has served as our Chief Financial Officer since August 2023. He previously served as Division Finance Director of Eastman Chemical Company since 2022. Prior to that role, he served as Division CFO for Genus PLC from 2016 to 2022. Before that, Mr. O’Herrin had a robust 13-year career with Weir Group, where his roles spanned IT, finance and strategy, culminating in his last role as EVP of Strategy and Information Technology for the Minerals North America Region. Mr. O’Herrin graduated from the Advanced Management Program of Harvard Business School in 2018, and holds a Bachelor of Science in Computer Science and a Master of Business Administration from the University of Wisconsin — Madison.

EXECUTIVE COMPENSATION

This section provides certain information required by the rules of the SEC regarding the compensation of our named executive officers (defined as (1) all individuals who served as our principal executive officer during any part of the fiscal year ended December 31, 2023 and (2) our two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers as of December 31, 2023). We have opted to comply with the executive compensation rules otherwise applicable to “smaller reporting companies,” as such term is defined in Rule 12b-2 under the Exchange Act.

Our named executive officers for the fiscal year ended December 31, 2023 were Warren G. Lichtenstein, Executive Chairman of the Company, Jack L. Howard, President of the Company, Gordan Walker, former Senior Vice President and Joseph Martin, Chief Administrative Officer and Chief Legal Officer. Messrs. Lichtenstein and Howard also serve as directors.

Summary Compensation Table

The following table sets forth all compensation awarded to, paid to or earned by the Company’s named executive officers during the fiscal years ended December 31, 2023 and December 31, 2022.

Name and Principal Position	Year	Salary ($)		Stock Awards (LP Units) ($)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)(3)		Total Compensation ($)
Warren G. Lichtenstein(1)	2023	—		—	(2)	—		—		—
Executive Chairman	2022	—		—		—		125,000	(4)	125,000
Jack L. Howard(1)	2023	—		—		600,615	(5)	444,900	(6)	1,045,515
President	2022	—		—		584,550		433,000		1,017,550
Joseph Martin	2023	225,865	(7)	661,808	(8)	140,940	(9)	291	(10)	1,028,904
Chief Administrative Officer & Chief Legal Officer
Gordon Walker(11)	2023	31,144		—		—		2,123,883	(12)	2,155,027
Former Senior Vice President	2022	473,698		—		—		10,410		484,108

____________

(1)      In 2023, Mr. Lichtenstein did not receive any cash compensation from the Company and Mr. Howard did not receive any salary from the Company, as their services were provided to the Company pursuant to the Management Agreement. For more information, see “— Narrative Disclosure to Summary Compensation Table — Messrs. Lichtenstein and Howard — Base Compensation.”

(2)      Based on our performance in 2022, SPH SPV earned Class C Units. Mr. Lichtenstein is the sole managing member of SPH SPV. For more information, see “Executive Compensation — Narrative Disclosure to Summary Compensation Table — Messrs. Lichtenstein and Howard — Incentive Units.”

(3)      The Company, through certain managed entities, reimburses the Manager for all reasonable costs and expenses reasonably necessary for the performance by the Manager of its duties and functions under the Management Agreement, including, but not limited to, business-related air travel for Mr. Lichtenstein and Mr. Howard (whose services are provided to us under such agreement). For more information, see “Transactions with Related Persons — Management Agreement and Related Arrangements with Manager — Reimbursable Expenses.” From time to time, family members or other guests may accompany Mr. Lichtenstein and/or Mr. Howard on this business-related air travel. No amounts are included in this table for travel by family members and/or other guests since it did not create any reportable incremental cost to the Company.

(4)      Represents the filing fee paid by the Company to the Federal Trade Commission (the “FTC”) on his behalf for HSR filings in 2022, which were required due to the issuance of the Class C Units paid out to SPH SPV later that year. For more information, see “Executive Compensation — Narrative Disclosure to Summary Compensation Table — Messrs. Lichtenstein and Howard — Incentive Units.”

(5)      Represents a bonus paid in accordance with the Steel Partners Holdings L.P. Bonus Plan (WebBank) for Mr. Howard’s service as Executive Chairman of WebBank. For more information, see “— Narrative Disclosure to Summary Compensation Table — Messrs. Lichtenstein and Howard — Non-Equity Incentive Plan Compensation.”

(6)      Represents fees paid by subsidiaries of the Company for Mr. Howard’s service as a director on their boards, as follows: (i) $368,900 by WebFinancial Holding Corporation (“WFHC”); and (ii) $76,000 by WebBank.

(7)      For 2023, Mr. Martin’s base salary was $435,000 and was pro-rated from his start date, June 19, 2023 through December 31, 2023.

(8)      Represents the grant date fair value of such awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The Company accounts for restricted LP Unit grants as compensation expense, which is recognized in exchange for the services provided by the grantee to the Company. The compensation expense is based on the fair value of the equity instruments on the grant date and is recognized as an expense over the service period of the grantee. The Company accounts for forfeitures in the period in which they occur.

(9)      Represents Mr. Martin’s annual bonus, pro-rated from June 19, 2023 through December 31, 2023.

(10)    Represents payments for life insurance premiums.

(11)    Effective as of January 20, 2023, Mr. Walker resigned from his position as Senior Vice President of the Company. In 2023, Mr. Walker’s base salary was $477,488. The amount reflected in the salary column represents a pro-rated base salary from January 1, 2023 through January 20, 2023.

(12)    Represents severance payments as follows: (i) a lump sum cash payment of $2,115,000, (ii) $7,891 in reimbursements for COBRA premiums and (iii) $992 for life insurance and 401(k) matching payments.

Narrative Disclosure to Summary Compensation Table

The below section describes in narrative form the compensation paid to the named executive officers in 2023 as included in the Summary Compensation Table.

Messrs. Lichtenstein and Howard

Base Compensation

Under our Management Agreement, the Manager is responsible for managing our affairs, and provides certain of its employees and those of its affiliates to us as our executive officers or other personnel. We are not responsible for compensating or providing applicable employment benefits to any of these individuals employed by the Manager or its affiliates who serve as our executive officers or other personnel. Instead, these individuals receive cash compensation from the Manager or its affiliates.

Currently, Messrs. Lichtenstein and Howard serve as the Executive Chairman and President of the Company, respectively, pursuant to the Management Agreement. Under the Management Agreement, the Manager receives a quarterly Management Fee at an annual rate of 1.5% of total partners’ capital, payable on the first day of each quarter, subject to quarterly adjustment plus certain incentive compensation. The Manager has informed us that it cannot identify the portion of the cash compensation paid by the Manager to Messrs. Lichtenstein and Howard that relates solely to their services as executive officers to us, as the Manager does not provide cash compensation to its employees specifically for such service. For more information, see “Certain Relationships and Related Transactions — Management Agreement.”

Mr. Howard receives separate compensation from us as Executive Chairman of WebBank and as a director of WFHC and WebBank which compensation is included and described above in the summary compensation table.

Incentive Units

The Company and SPH SPV are party to an Incentive Unit Agreement, pursuant to which SPH SPV may receive Incentive Units annually, based on and subject to our performance during the prior fiscal year. Mr. Lichtenstein is the sole managing member of SPH SPV. The Incentive Units’ share of such appreciation is reflected by classifying a portion of the Incentive Units as Class C units of the Company. For the increase in the equity value of the partnership in the fiscal year ended December 31, 2022, 200,253 Class C Units were issued and paid out on March 21, 2023. The Company also paid filing fees of $125,000 to the FTC on Mr. Lichtenstein’s behalf for HSR filings, which were required due to the issuance of the Class C Units paid out that year. No Class C Units were issued for the fiscal year ended December 31, 2023. For more information, see “Certain Relationships and Related Transactions — Management Agreement — Incentive Units.”

Non-Equity Incentive Plan Compensation

Mr. Howard, as Executive Chairman of WebBank, was eligible to participate in 2023 in the Steel Partners Holdings L.P. Bonus Plan (WebBank) (the “Bonus Plan”). Under the Bonus Plan, Mr. Howard’s target bonus was 100% of his fees as director of WFHC ($368,900) and fees as director of WebBank ($76,000), with a threshold payout of 80% of target and a maximum payout of 135% of target. The weightings of the performance metrics were 70% WebBank performance, 20% individual performance and 10% Company performance. The sole metric under the Company performance Component was “Total Steel Corporate Earnings,” defined as an amount equal the total of WebBank’s net income plus the EBITDA (earnings before interest, taxes, depreciation and amortization) generated by the rest of the Company, less corporate expenses and any adjustments. Regardless of individual achievement, WebBank pre-tax income exceeding $60.1 million would lead to a maximum payout and “Total Steel Corporate Earnings” exceeding $219.0 million would lead to a target payout under the Company Performance Metric. Considering WebBank’s and the Company’s performance in 2022 and 2023, as well as Mr. Howard’s individual performance in 2022 and 2023 as Executive Chairman of WebBank, Mr. Howard received a bonus for 2022 equal to 135% of target ($584,550) and for 2023 equal to 135% of target ($600,615).

Additionally, in 2023, Mr. Howard received certain compensation from the Company’s subsidiaries, which was decided by those subsidiaries’ boards as described above under “Executive Compensation — Narrative Disclosure to Summary Compensation Table.”

Mr. Walker

Separation Agreement

In connection with his resignation, on January 20, 2023, Mr. Walker and the Company entered into a Separation Agreement and General Release (the “Separation Agreement”), effective January 27, 2023 (the “Effective Date”). Under the terms of the Separation Agreement, Mr. Walker received the following separation benefits (subject to applicable withholdings): (1) a lump sum cash payment equal to $2,115,000; and (2) if Mr. Walker timely elected (pursuant to COBRA) continued group health insurance coverage for himself and his eligible dependents, monthly reimbursements of COBRA premiums actually paid for the three months following the Effective Date. The Separation Agreement also provides for (i) the continued effectiveness of the Bonus, Confidentiality, and Non-Solicitation Agreement signed by Mr. Walker on or about July 11, 2022, (ii) a customary general release of claims, and (iii) customary confidentiality, cooperation and non-disparagement provisions. Pursuant to the terms of his restricted LP Unit agreements, Mr. Walker was entitled to immediate acceleration as of the date of his departure from the Company; however, when he left the Company on January 20, 2023, Mr. Walker forfeited all 54,800 restricted LP Units.

Mr. Martin

Offer Letter

Pursuant to Mr. Martin’s offer letter dated May 28, 2023, Mr. Martin will receive an annual base salary of $435,000, subject to the Compensation Committee’s annual review based upon personal performance, company performance and market conditions. Mr. Martin is also eligible to participate, in each case subject to the sole discretion of the Compensation Committee, in the Company’s (i) short-term incentive plan at a target level of 60% of his annual base salary and (ii) long-term incentive plan at a target level of $450,000 for the 2021 to 2023 performance period (pro-rated to his start date and credit to his previous service with the Company). Additionally, on June 19, 2023, Mr. Martin was granted 15,200 LP Units, 11,000 of which vested on December 19, 2023 and the remaining 4,200 will vest on June 19, 2024. Mr. Martin does not have an employment agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the unvested restricted LP Units held by each named executive officer as of December 31, 2023. The market value of the restricted LP Units reported in this table are calculated based on the closing market price of the Company’s LP Units on the NYSE on December 29, 2023, which was $40.00 per LP Unit. For more information, see “Certain Relationships and Related Transactions — Management Agreement — Incentive Units.”

Stock Awards (LP Units)
Name	Number of units that have not vested (#)	Market value of units that have not vested ($)
Warren G. Lichtenstein	—	—
Jack L. Howard	—	—
Joseph Martin	4,200	168,000

Potential Payments upon Termination or a Change of Control

Our Second Amended & Restated 2018 Incentive Award Plan (“Second A&R 2018 Plan”) provides for certain payments under our outstanding equity awards upon a termination and change in control. Under the Second A&R 2018 Plan, upon a termination (i) of an equity award recipient’s employment by us, the General Partner, any of their affiliates or the successor or surviving entity without Cause (as defined in the Second A&R 2018 Plan), or (ii) of an equity award recipient’s employment by such recipient for Good Reason (as defined in the Second A&R 2018 Plan), including the termination of employment if he or she is employed by an affiliate of us or of the General Partner at the time we or the General Partner sell(s) or otherwise divest(s) itself of such affiliate, on or within two years following a Change in Control (as defined in the Second A&R 2018 Plan), all outstanding equity awards will immediately become fully vested and exercisable.

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between (i) executive compensation “actually paid” (as computed in accordance with SEC rules) to our named executive officers and (ii) certain aspects of financial performance of the Company. The Compensation Committee does not in practice use “compensation actually paid” as the basis for making compensation decisions. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation.” The below disclosure is provided only to comply with applicable SEC rules. Additionally, we have opted to comply with the rules applicable to “smaller reporting companies,” as such term is defined in Rule 12b-2 under the Exchange Act.

Pay versus Performance Table

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for non-PEO NEOs ($)(2)	Average Compensation Actually Paid to non-PEO NEOs ($)(2)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)(4)	Net Income ($)
2023	—	—	1,409,815	606,949	169.64	154,002,000
2022	125,000	125,000	750,829	772,749	398.14	206,165,000
2021	—	—	991,599	1,840,193	390.7	132,578,000

____________

(1)      Our Principal Executive Officer (“PEO”) for each of the years reported was Mr. Lichtenstein, our Executive Chairman.

(2)      Our non-PEO named executive officers (“NEOs”) for each of the 2021 and 2022 fiscal years were Messrs. Howard and Walker, our non-PEO NEOs for the 2023 fiscal year were Messrs. Howard, Walker and Martin.

(3)      Compensation “actually paid” (“CAP”) is calculated in accordance with Item 402(v) of Regulation S-K, as set forth in the table below. No adjustments were made to the PEOs compensation reported in the Summary Compensation Table to calculate CAP, as he did not have any vested or outstanding equity awards during the covered years. The dollar amounts reflected under Average Compensation Actually Paid to non-PEO NEOs does not reflect the actual amount of compensation earned by or paid to our non-PEO NEOs during the applicable year.
Adjustments to Determine Compensation “Actually Paid” to non-PEO NEOs	2023 ($)	2022 ($)	2021 ($)
Summary Compensation Table Total Compensation	1,409,815	750,829	991,599
Less: Stock Values Reported in SCT for the Covered Year ($)	(220,603)	—	(33,456)
Plus: Fair Value for Stock Granted and vested in the Covered Year (on Vest Date) ($)	143,550	—	—
Plus: Fair Value of Outstanding Unvested Stock Granted in Covered Year at Year-End ($)	56,000	—	—
Plus: Change in Fair Value of Outstanding Unvested Stock from Prior Years at Year-End ($)	—	21,920	882,050
Less: Fair Value of Stock Awards Forfeited during the Covered Year ($)	(781,813)	—	—
Compensation Actually Paid	606,949	772,749	1,840,193

(4)      Total shareholder return (“TSR”) is cumulative for the measurement periods beginning on December 31, 2020 and ending on December 31 of each of 2021, 2022 and 2023, respectively. The TSR assumes $100 invested in our LP Units at the close of business on December 31, 2020, and assumes the reinvestment of all dividends.

Relationship between CAP and Certain Financial Measures

The following graphs address, for the fiscal years covered by the Pay versus Performance Table, the relationship between CAP as disclosed in such table and:

•        the Company’s cumulative TSR; and

•        the Company’s net income.

Compensation Actually Paid vs. Cumulative TSR
Compensation Actually Paid
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Cumulative SPLP TSR
$400
$375
$350
$325
$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$-
$390.70
$398.14
$169.64
2021
2022
2023
PEO
Average for Non-PEO NEOs
SPLP TSR

Compensation Actually Paid vs. Net Income
Compensation Actually Paid
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Net Income (in thousands)
$230,000
$210,000
$190,000
$170,000
$150,000
$130,000
$110,000
$90,000
$70,000
$50,000
32,578
$206,165
$154,002
2021
2022
2023
PEO
Average for Non-PEO NEOs
Net Income ($000s)

DIRECTOR COMPENSATION

Directors who are also executive officers are not separately compensated for their service as directors. Our non-management directors who served during the fiscal year ended December 31, 2023 earned the aggregate amounts of compensation for 2023 set forth in the table below. We also provide reimbursement to directors on our Board for their reasonable expenses related to their service as directors of the Board and any committees thereof. Amounts in this table are in whole dollars.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards (LP Units) ($)(2)	Total ($)
John P. McNiff	177,220	93,500	270,720
Lon Rosen	116,900	93,500	210,400
James Benesnon III	116,900	93,500	210,400
Eric P. Karros	96,620	93,500	190,120
Rory Tahari	126,780	93,500	220,280

____________

(1)      Reflects the aggregate amount of the annual cash retainer and other board fees paid to directors. For more information, see “Director Compensation Program.”

(2)      Reflects the aggregate grant date fair value of restricted LP Units calculated in accordance with FASB ASC Topic 718. The Company accounts for restricted LP Unit grants as compensation expense, which is recognized in exchange for the services provided by the grantee to the Company. The compensation expense is based on the fair value of the equity instruments on the grant date and is recognized as an expense over the service period of the grantee. The Company accounts for forfeitures in the period in which they occur. For more information on the terms of these grants, see “Director Compensation Program.”

None of our non-management directors had any unvested restricted LP Units outstanding as of December 31, 2023.

Director Compensation Program

Non-management directors receive a combination of cash and equity compensation for their service on the Board. In addition, all directors receive reimbursement of expenses incurred with respect to attendance at meetings of the Board and meetings of committees thereof, which amounts are not disclosed in this proxy statement as compensation.

Each non-management director receives an annual cash retainer for the director’s service on the Board, and, for any Board committee on which that director serves, a cash fee for each Board committee meeting attended during the relevant fiscal year. Additionally, the Chairpersons of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee receive annual cash fees for their role.

Each non-management director also receives equity compensation in the form of restricted LP Units of the Company, which LP Units are granted in four separate quarterly installments, vesting immediately upon grant (with the number of units calculated using the volume weighted average of the closing trading prices for the 20 trading days ending immediately prior to such grant and issuance).

The following shows the amounts paid to our directors under the director compensation program:

Compensation Type	Amount ($)
Cash
Retainer (annual)	93,500
Audit Commitment Chairperson (annual)	41,600
Compensation Committee Chairperson (annual)	20,800
Corporate Governance and Nominating Committee Chairperson (annual)	15,600
Per-committee meeting fees	1,560
Equity
Restricted LP units (annual amount, granted quarterly)	93,500

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2023 regarding securities authorized for issuance under our equity compensation plans.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants or Rights		Weighted- average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plan Approved by Unitholders	45,918	(1)	—	1,687,790	(2)
Equity Compensation Plan Not Approved by Unitholders	—		—	—

____________

(1)      Represents LP Units issuable under our Second A&R 2018 Plan upon the vesting of restricted LP Units.

(2)      Represents LP Units available for future issuance under our Second A&R 2018 Plan.

PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE NAMED
EXECUTIVE OFFICER COMPENSATION

Background of the Proposal

Section 14A of the Exchange Act, enacted by the Dodd-Frank Wall Street Reform and Consumer Protection Act, requires that we provide our unitholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Company’s named executive officers as disclosed in this Proxy Statement in accordance with the rules of the SEC. The vote on this proposal relates to the overall compensation of our named executive officers, as described in this Proxy Statement, pursuant to Item 402 of Regulation S-K of the SEC (namely, the compensation tables and accompanying narrative disclosures found under the heading “Executive Compensation” from pages 23 to 26, other than the disclosures under “Compensation Governance”). The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our named executive officers. Consistent with our Board’s recommendation and as approved on an advisory basis by our Limited Partners at the 2019 Annual Meeting of Limited Partners, we currently conduct this advisory vote on an annual basis and expect to conduct the next advisory vote at our 2025 Annual Meeting.

As described in detail in the section entitled “Transactions with Related Persons” and “Executive Compensation,” pursuant to the Management Agreement, the Company’s day-to-day business affairs are managed by our Manager, which employs Messrs. Lichtenstein and Howard.

The Board unanimously recommends that unitholders approve the compensation of the Company’s named executive officers as described in this Proxy Statement by approving the following advisory resolution:

“RESOLVED, that the Company’s unitholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Limited Partners pursuant to Item 402 of Regulation S-K of the Securities and Exchange Commission, including the compensation tables and accompanying narrative disclosures.”

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the voting power of the outstanding voting LP Units entitled to vote and present in person or by proxy at the Annual Meeting is required to approve the compensation of our named executive officers. If you indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining the presence of a quorum. If you hold your LP Units through a broker and you do not instruct the broker on how to vote on this proposal, as is discussed above, your broker will not have the authority to vote your uninstructed units on this proposal. Abstentions will count as votes “AGAINST,” and “broker non-votes” will have no effect on the outcome of, this proposal. As an advisory vote, this proposal is non-binding. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our unitholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF
THE COMPANY’S EXECUTIVE COMPENSATION.

AUDIT COMMITTEE REPORT1

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2023.

The Audit Committee’s purpose is, among other things, to assist our Board in its oversight of its financial accounting, reporting and controls. Our Board has determined that each member of the Audit Committee meets the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and each is an “independent” director within the meaning of the NYSE Rules, including NYSE Listed Company Manual Section 303A.02. The Audit Committee operates under a written charter.

Our management is responsible for the preparation, presentation and integrity of our financial statements, including setting the accounting and financial reporting principles and designing our system of internal control over financial reporting. Our independent registered public accounting firm, Deloitte, is responsible for performing an independent audit of our consolidated financial statements and for expressing an opinion on the conformity of our audited financial statements to United States generally accepted accounting principles based on their audit. The Audit Committee oversees this process, although members of the Audit Committee are not engaged in the practice of auditing or accounting, and their functions are not intended to duplicate or to certify the activities of management or Deloitte.

The Audit Committee has reviewed and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2023 with management and Deloitte. The Audit Committee met with Deloitte, with and without management present, to discuss the results of its examinations and the overall quality of our financial reporting.

The Audit Committee has also received from, and discussed with, Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with Deloitte the communications concerning independence and that firm’s independence. Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this report and its charter, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K.

Submitted by the Audit Committee of the Board,

John P. McNiff, Chair
Lon Rosen
James Benenson III

April 8, 2024

____________

1      The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent specifically incorporated by reference therein.

INDEPENDENT ACCOUNTING FIRM FEES AND OTHER MATTERS

Fees Paid to Independent Registered Public Accounting Firm

The following table presents information regarding the fees billed by Deloitte for the fiscal years ended December 31, 2023 and 2022, respectively (in thousands).

Nature of Services	2023 Fiscal Year	2022 Fiscal Year
Audi Fees	4,097	$3,481
Audit Related Fees	—	—
Tax Fees	275	—
All Other Fees	10	10
Total Fees	4,382	$3,491

Audit Fees.    This category includes professional services rendered for the audit of our consolidated financial statements included in our annual reports, review of our unaudited consolidated financial statements included in our quarterly reports and services that were provided in connection with statutory or regulatory filings or engagements.

Audit-Related Fees.    This category includes fees billed for assurance and related services that are reasonably related to the performance of an audit or review of the Company’s financial statements, including audits in connection with acquisitions, due diligence for mergers and acquisitions and consultations regarding acquisitions and divestitures.

Tax Fees.    This category includes tax services provided in connection with tax return preparation and other tax consulting services.

All Other Fees.    This category includes fees billed for any other products and services provided by Deloitte.

Audit Committee Pre-Approval Policies and Procedures

Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by a company’s principal independent registered public accounting firm be approved in advance by the Audit Committee of the Board, subject to a de minimis exception set forth in the SEC rules for non-audit services. Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, pursuant to our audit committee charter, our Audit Committee pre-approves the audit, audit-related, tax and other permitted services of our independent registered public accounting firm before it is engaged to render those services.

Consistent with these policies and procedures, the Audit Committee approved all of the services rendered by Deloitte during fiscal year 2023, as described above.

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background of the Proposal

The Audit Committee has selected Deloitte as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

The ratification of the selection of Deloitte as our independent registered public accounting firm is being submitted to unitholders for vote on a non-binding, advisory basis, because we believe that this action follows sound corporate practice and is in the best interests of the unitholders. If the unitholders do not ratify the selection by the affirmative vote of the holders of a majority of the LP Units voted on the matter at the Annual Meeting, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different independent registered public accounting firm for our fiscal year ending December 31, 2024. If the unitholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our unitholders.

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the voting power of the outstanding voting LP Units entitled to vote and present in person or by proxy is required to ratify the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024, on a non-binding, advisory basis. If you indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining the presence of a quorum and will count as a vote “AGAINST” this proposal. As discussed above, if you hold your LP Units through a broker and you do not instruct the broker on how to vote on this proposal, your broker will have the authority to vote your uninstructed LP Units on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF
THE APPOINTMENT OF DELOITTE & TOUCHE LLP

DEADLINE FOR SUBMISSION OF LIMITED PARTNER PROPOSALS
FOR 2025 ANNUAL MEETING OF LIMITED PARTNERS

Pursuant to Rule 14a-8 of the Exchange Act (“Rule 14a-8”), unitholders are entitled to present proposals for consideration at forthcoming limited partner meetings provided that they comply with the proxy rules promulgated by the SEC and our LP Agreement. Unitholders wishing to present a proposal at our 2024 Annual Meeting must submit such proposal to our Corporate Secretary at our principal executive offices at 590 Madison Avenue, 32nd Floor, New York, New York 10022, by December 10, 2024, if they wish for it to be eligible for inclusion in the proxy statement and form of proxy relating to that annual meeting. Subject to applicable SEC rules and guidance, we reserve the right to take appropriate action to rule out of order or reject any proposal that does not comply with Rule 14a-8 and other applicable requirements.

In addition, under our LP Agreement, a unitholder wishing to nominate a person to our Board at the 2025 Annual Meeting (but not include such nomination in the proxy statement) or wishing to make a proposal with respect to any other matter (but not include such proposal in the proxy statement) at the 2025 Annual Meeting, must submit advance notice of the director nomination or unitholder proposal, as well as the required information specified in our LP Agreement, to our Corporate Secretary at our principal executive offices no earlier than January 23, 2025 and no later than February 22, 2025; provided, however, if the 2025 Annual Meeting occurs on a date more than 30 days before or more than 70 days after the date that is the one-year anniversary of the Annual Meeting, then to be timely the required information must be delivered by the unitholder (i) no earlier than the close of business 120 days prior to the actual date of the 2025 Annual Meeting and (ii) no later than the close of business 90 days prior to the 2025 Annual Meeting or 10 days following the day on which public announcement (in a filing under the Exchange Act or by press release) of the date of the 2025 Annual Meeting is first made by our Board. A unitholder’s notice of proposal shall include (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such unitholder and any of its Affiliates or Associates (as such terms are defined in the LP Agreement) and the beneficial owner, if any, on whose behalf the proposal is made; and (ii) as to the unitholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (a) the name and address of such unitholder, as they appear on the Company’s books, and of such beneficial owner and (b) the class and number of Partnership Securities (as defined in the LP Agreement) that are owned beneficially and held of record by such unitholder and such beneficial owner. Additionally, as part of a proposal to recommend a director nominee, a unitholder must submit personal information about the director nominee, the nominee’s resume or curriculum vitae and the other information that would be required in the unitholder notice required by Section 13.4(v) of the LP Agreement. A unitholder recommending a director nominee may be asked to submit additional information as determined by the Corporate Governance and Nominating Committee and as necessary to satisfy the SEC rules or the NYSE Rules. In order for unitholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2025 Annual Meeting, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our LP Agreement and must include the information in the notice required by our LP Agreement as well as by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act.

The requirements for advance notice of unitholder proposals under the LP Agreement does not apply to proposals properly submitted under Rule 14a-8, as those unitholder proposals are governed by Rule 14a-8.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or unitholder proposal that does not comply with the LP Agreement and other applicable requirements.

HOUSEHOLDING OF PROXIES

Under rules adopted by the SEC, we are permitted to deliver a single copy of the Proxy Materials to any household at which two or more unitholders reside if we believe the unitholders are members of the same family. This process, called “householding,” allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each unitholder will continue to be entitled to submit a separate proxy or voting instructions.

The Company is not householding this year for those unitholders who own their LP Units directly in their own name. If you share the same last name and address with another Company unitholder who also holds their LP Units directly, and you would each like to start householding for the Proxy Materials, please contact us at Legal Department, Steel Partners Holdings L.P., 590 Madison Avenue, 32nd Floor, New York, New York 10022.

Some brokers or nominees who hold LP Units on behalf of unitholders may be participating in the practice of householding the Proxy Materials for those unitholders. If your household receives a single copy of the Proxy Materials, but you would like to receive your own copy, please contact us as stated above, and we will promptly send you a copy. If a broker or nominee holds LP Units on your behalf and you share the same last name and address with another unitholder for whom a broker or nominee holds LP Units, and together, both unitholders would like to receive only a single set of the Company’s disclosure documents, please contact your broker or nominee as described in the voter instruction card or other information you received from your broker or nominee.

If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least 30 days or more after receipt of your revocation.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and certain of our officers, as well as persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of Section 16(a) forms filed with the SEC during the last fiscal year and written representations from our directors and officers who are required to file Section 16(a) forms, we believe that all Section 16(a) filing requirements were timely met during 2023, except for the following, filed late due to administrative oversight: one Form 4 filed by Warren Lichtenstein, one Form 4 filed by Jack Howard, one Form 4 filed by each of Eric Karros and Lon Rosen which related, in each case, to gift transactions that occurred throughout the year.

SOLICITATION OF PROXIES

Our Board is soliciting the proxy included with this Proxy Statement for use at the Annual Meeting. We will pay the expenses of soliciting proxies for the Annual Meeting. After the mailing of the proxy cards and other soliciting materials, we and/or our agents, including our directors, officers or employees, may also solicit proxies by mail, telephone, facsimile, email or in person. Additionally, we will request that brokers, custodians, nominees and other record holders of our LP Units forward copies of the proxy cards and other soliciting materials to persons for whom they hold LP Units and request authority for the exercise of proxies. We will reimburse the record holders for their reasonable expenses if they ask us to do so. Our directors, officers and employees will not receive any additional compensation for any soliciting efforts in which they may be engaged.

ANNUAL REPORT

The Annual Report is available along with other materials relating to the Annual Meeting at https://ir.steelpartners.com/investor-relations. Upon written request of a unitholder, the Company will furnish, without charge, a copy of our Annual Report, including the financial statements and financial statement schedules. If you would like to request a copy, please contact Steel Partners Holdings L.P. at 590 Madison Avenue, 32nd Floor, New York, New York 10022, Attn.: Corporate Secretary, or mreda@steelpartners.com.

In addition, our financial reports and recent filings with the SEC are available at www.sec.gov and on our website at https://ir.steelpartners.com/investor-relations. Information contained on our website is not part of this Proxy Statement.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the LP Units they represent as the Board may recommend.

Whether or not you plan to attend the Annual Meeting, please cast your vote online, via telephone, or complete, date, sign and promptly return the enclosed proxy card or voting instruction card in the enclosed postage-paid envelope before the Annual Meeting so that your LP Units will be represented at the Annual Meeting.

It is important that your proxy be returned promptly, whether by mail, by the Internet or by telephone. You may revoke the proxy at any time before it is exercised. If you attend the Annual Meeting, you may withdraw any proxy (including an Internet or telephonic proxy) and vote your own LP Units. If your LP Units are held in a brokerage, bank or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on March 28, 2024, in order to vote your LP Units at the Annual Meeting.

SCAN TO VIEW MATERIALS & VOTE STEEL PARTNERS HOLDINGS L.P. 590 MADISON AVENUE, 32ND FLOOR NEW YORK, NY 10022 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 PM New York Time on May 22, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Annual Meeting - Go to www.virtualshareholdermeeting.com/SPLP2024 You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 PM New York Time on May 22, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed proxy cards must be received by May 22, 2024. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the cost incurred by Steel Partners Holdings L.P. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V41036-P07349 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY STEEL PARTNERS HOLDINGS L.P. The Board of Directors of Steel Partners Holdings GP Inc., the Company’s general partner (the “Board of Directors”), recommends you vote “FOR ALL” of the nominees set forth in proposal 1. 1. To elect five independent directors to serve on the Board of Directors for a one-year term expiring in 2025. Nominees: 01) John P. McNiff 02) Lon Rosen 03) Eric P. Karros 04) James Benenson III 05) Rory Tahari The Board of Directors recommends you vote “FOR” proposals 2 and 3. 2. To approve, on a non-binding, advisory basis, the compensation of our named executive officers. 3. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. NOTE: Such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The 2024 Notice and Proxy Statement (including the form of proxy), Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and Letter to Stakeholders are available at www.proxyvote.com. V41037-P07349 STEEL PARTNERS HOLDINGS L.P. Annual Meeting of Limited Partners May 23, 2024 12:00 PM New York Time This proxy is solicited by the Board of Directors of Steel Partners Holdings GP Inc. (the “Board of Directors”) The undersigned hereby appoints Jack L. Howard and Ryan O’Herrin as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them acting singly, to represent and vote, as designated below, all the common limited partnership units of Steel Partners Holdings L.P. (the “Company”) held of record by the undersigned on March 28, 2024 at the Annual Meeting of Limited Partners to be held via live webcast at www.virtualshareholdermeeting.com/SPLP2024 on May 23, 2024 at 12:00 PM New York Time, or any adjournment or postponement thereof. The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement and a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR ALL” OF THE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH IN PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF LIMITED PARTNERS OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. Continued and to be signed on reverse side